UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2023, holders of a majority of New Mountain Guardian III BDC, L.L.C.’s (the “Company”) outstanding units of limited liability company interests (the “Units”) approved, via written consent, the Fourth Amended and Restated Limited Liability Company Agreement (the “Fourth A&R LLC Agreement”), which amends and restates the agreement that sets forth the terms pursuant to which the Company is operated. The consents represented 72,754,480 Units, or 63.32% of the outstanding Units, which constituted a majority-in-interest of the common unitholders. The Company’s board of directors had previously approved the Fourth A&R LLC Agreement on April 25, 2023. No other votes are required to adopt the Fourth A&R LLC Agreement. The Fourth A&R LLC Agreement will not become effective until 20 calendar days after the definitive information statement is sent to holders of the Company’s Units.

The Fourth A&R LLC Agreement amended certain provisions of the Company’s Third Amended and Restated Limited Liability Company Agreement, dated as of July 22, 2021 (the “Third A&R LLC Agreement”), to (i) clarify that the Company can fund delayed draw term loans and revolvers after the end of the Investment Period (as defined in the Third A&R LLC Agreement) for commitments that were made prior to the end of the Investment Period, (ii) remove the limitation that Follow-On Investments and Follow-Up Investments (each as defined in the Third A&R LLC Agreement) may only be made for three months following the end of the Investment Period, and (iii) clarify the permissibility of wind-down financing facilities following the termination of the Investment Period in order to speed the return of capital to investors and maximize returns during the Company’s wind-down. Capitalized terms not defined herein shall, unless otherwise indicated, have the meanings ascribed in the Third A&R LLC Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1	Third A&R LLC Agreement, dated as of July 22, 2021 (Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2021).
3.2	Redline of Fourth A&R LLC Agreement marked against the Third A&R LLC Agreement (Incorporated by reference to Annex A to the Company’s preliminary information statement on Schedule 14C filed with the SEC on May 30, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: May 30, 2023	By:	/s/ Joseph W. Hartswell
Name: Joseph W. Hartswell
Title: Chief Compliance Officer and Corporate Secretary

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